SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2011
Date of Report (Date of earliest event reported)

__________________________________

UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

   1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Clinton, NJ – Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, held its Annual Meeting of shareholders on April 28, 2011.  A total of 6,487,630 of the Company's shares were present or represented by proxy at the meeting.  The Company's shareholders took the following action:

Proposal #1 Election of Directors

The following five directors were nominated to serve for three-year terms expiring at the Company's Annual Meeting in 2014.  Results of the election are as follows:
	Number of Votes
Name	For	Against/Withheld	Abstentions/Broker Non-Votes
Wayne Courtright	3,942,067	206,644	2,338,919
David D. Dallas	3,585,133	563,578	2,338,919
Robert H. Dallas	3,584,079	564,632	2,338,919
Peter E. Maricondo	3,762,278	386,433	2,338,919
Mary E. Gross	3,933,126	215,585	2,338,919

Proposal #2 Advisory Vote on Executive Pay-for-Performance Compensation

Under the American Recovery and Reinvestment Act, companies that participate in any assistance programs administered by the United States Department of the Treasury, including the Capital Purchase Program ("CPP"), are required to provide shareholders the opportunity to vote on a non-binding advisory proposal to approve the compensation of executives. The Company closed an investment with the U.S. Treasury under the CPP on December 5, 2008.  Accordingly, the Company’s shareholders are entitled to cast a non-binding advisory vote on the compensation of the Company’s executive officers.  Results of the election are as follows:
Number of Votes
For	3,826,695
Against/Withheld	313,126
Abstained	8,890
Broker Non-Votes	2,338,919

Proposal #3 The Ratification of the Selection of McGladrey & Pullen, LLP, as the Company's Independent External Auditors for the Year Ending December 31, 2011

The Audit Committee has appointed the firm of McGladrey and Pullen, LLP, to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2011.  This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance.  Results of the election are as follows:
Number of Votes
For	6,300,010
Against/Withheld	174,369
Abstained	13,251
Broker Non-Votes	-

Proposal #4 The Approval of Unity Bancorp, Inc. 2011 Stock Option Plan
The 2011 Stock Option Plan authorizes the granting of incentive stock options ("ISOs") and non-statutory options for a total of 200,000 shares of Common Stock to certain members of management of the Company and the Bank.  Participants in the Option Plan will be chosen by the Board of Directors of the Company from among the executive officers and directors of the Company, the Bank and any other subsidiaries the Company may acquire or form.  Results of the election are as follows:
Number of Votes
For	3,242,667
Against/Withheld	863,506
Abstained	42,538
Broker Non-Votes	2,338,919

Proposal #5 The Approval of Unity Bancorp, Inc. 2011 Stock Bonus Plan
The 2011 Stock Bonus Plan authorizes the granting of up to 100,000 shares of the Company's Common Stock to directors, officers and employees of the Company, the Bank, and of any subsidiaries that the Company may acquire or form. Results of the election are as follows:
Number of Votes
For	3,379,210
Against/Withheld	729,395
Abstained	40,106
Broker Non-Votes	2,338,919

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
Date: May 2, 2011	By:	/s/ Alan J. Bedner, Jr.
Alan J. Bedner, Jr. EVP and Chief Financial Officer